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                                                                   EXHIBIT 10.24

[LOGO USAIG All-Clear]                                POLICY NUMBER: 400AC-36012

                  ADDITION OF ONE OR MORE AIRCRAFT ENDORSEMENT

Your Coverage Summary Page also includes coverage for the following aircraft:

Aircraft, Year, Make,    Airworthiness         FAA          Passenger Capacity
   Model and Type.          Category      Identification       Excluding Crew

 1977 LEAR 35, LAND         STANDARD          N18FN                   05

Limits of Your Coverage. You are insured up to the limits shown below for those coverages for which a dollar amount has been filled in. If no dollar amount appears, you don't have that coverage. These limits may be altered by the policy or any attached endorsements.

COVERAGE                                       LIMITS OF COVERAGE
--------------------------------------------------------------------------------
Combined Liability Coverage                    $25,000,000.
for bodily injury                               Each Occurrence
and property damage

Medical Coverage                               $    10,000.
                                                Each Person
Aircraft Physical Damage Coverage

     FAA           Not In-motion     In-Motion
Identification     Deductible        Deductible     Limit

    N18FN             NIL               NIL       $2,000,000.


                                                     Additional Premium $21,100.


                                                                   362-AC

This endorsement does not change any of your coverage except as stated above. It is effective 07/03/97 at 12:01 A.M. local Standard Time at the policyholder's address.

Policy issued to: PROFLIGHT MEDICAL RESPONSE, INC.

Endorsement                                  Approved by: United States Aviation
Number                                                    Underwriters, Inc.
  1                                                       Aviation Managers

                                                          [SIGNATURE ILLEGIBLE]
                                                          ----------------------




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[LOGO USAIG All-Clear]                                POLICY NUMBER: 400AC-36012

4 0 0  P O L I C Y
COVERAGE SUMMARY PAGE

LIMITS OF YOUR COVERAGE. You are insured up to the Limits shown below. The limits may be altered by the policy or by any attached endorsements.

         COVERAGE                              LIMITS OF COVERAGE

Combined Liability Coverage for
bodily injury and property damage        $20,000,000. Each Occurrence

Medical Coverage                         $    10,000. Each Person

Aircraft Physical Damage Coverage

FAA             Not In Motion         In-Motion
Ident.          Deductible            Deductible         Limit

N25HA              NIL                   NIL           $1,200,000.
N161RB             NIL                   NIL           $  975,000.

WHOM WE WILL PAY: Payments for loss covered under your Aircraft Physical Damage Coverage will be made to you and ANY LIENHOLDER AND/OR LESSOR UNDER WRITTEN LEASE AGREEMENT.

This policy is written through the
Aviation Managers on August 13, 1997.


Approved by United States Aviation
Underwriters, Inc., Aviation Managers                      Premium $31,657.

                                                       Endorsement
[SIGNATURE ILLEGIBLE]                                      Premium $22,100.
---------------------------------------------
[SIGNATURE ILLEGIBLE]                                        Total
---------------------------------------------              Premium $53,757.
Countersignature of Authorized Representative

Place of signing: CONIFER, CO
                  ----------------------------

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